EXHIBIT 99.1

For Immediate Release	Contact:	John E. Vollmer III SVP-Corporate Development Patterson-UTI Energy, Inc. (214) 360-7800

Thomas C. Brown Chairman of the Board TMBR/Sharp Drilling, Inc. (432) 699-5050

TMBR/Sharp Drilling Sets Shareholder Meeting Date to Vote on
Proposed Merger with Patterson-UTI Energy

     SNYDER, Texas and MIDLAND, Texas — December 31, 2003 — PATTERSON-UTI ENERGY, INC. (Nasdaq: PTEN), the second-largest operator of land-based oil and natural gas drilling rigs in North America, and TMBR/Sharp Drilling, Inc. (Nasdaq: TBDI) today jointly announced that they have amended their Agreement and Plan of Merger, extending the date under which the parties have certain rights of termination to February 14, 2004 from December 31, 2003.

     TMBR/Sharp’s board has established January 5, 2004 as the record date for shareholders and has set February 11, 2004 as the meeting date for shareholders to vote on the proposed merger.

THIS PRESS RELEASE DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES FOR SALE. A REGISTRATION STATEMENT RELATING TO THE PATTERSON-UTI ENERGY, INC. COMMON STOCK TO BE ISSUED TO THE TMBR/SHARP DRILLING, INC. SHAREHOLDERS AND A PRELIMINARY PROXY STATEMENT RELATING TO THE MEETING OF THE SHAREHOLDERS OF TMBR/SHARP DRILLING, INC. HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND COPIES OF THESE DOCUMENTS MAY BE OBTAINED FREE OF CHARGE ON THE SEC WEBSITE (www.sec.gov). WE URGE YOU TO CAREFULLY REVIEW THESE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. TMBR/SHARP, ITS DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE CONSIDERED “PARTICIPANTS IN THE SOLICITATION” OF PROXIES FROM TMBR/SHARP’S SHAREHOLDERS IN CONNECTION WITH THE TRANSACTION. INFORMATION REGARDING SUCH PERSONS AND THEIR INTERESTS IN

TMBR/SHARP IS CONTAINED IN TMBR/SHARP’S PROXY STATEMENTS AND ANNUAL REPORTS ON FORM 10-K FILED WITH THE SEC. ADDITIONAL INFORMATION REGARDING THOSE PERSONS AND THEIR INTERESTS IN THE TRANSACTION MAY BE OBTAINED BY READING THE DEFINITIVE PROXY STATEMENT RELATING TO THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE.

     About Patterson-UTI Energy, Inc.

     Patterson-UTI Energy, Inc. provides onshore contract drilling services to exploration and production companies in North America. The Company owns 343 land-based drilling rigs that operate primarily in the oil and natural gas producing regions of Texas, New Mexico, Oklahoma, Louisiana, Colorado, Utah, Wyoming and western Canada. Patterson-UTI Energy, Inc. is also engaged in the businesses of pressure pumping services and drilling and completion fluid services. Additionally, the Company has a small exploration and production business that is based in Texas.

     About TMBR/Sharp Drilling, Inc.

     TMBR/Sharp Drilling, Inc. is engaged in the contract drilling of oil and gas wells in the Permian Basin of west Texas and eastern New Mexico and the exploration for, development and production of oil and natural gas in these same areas.

     Statements made in this press release which state the intentions, beliefs, expectations or predictions by either company or their management for the future are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to, declines in oil and natural gas prices that could adversely affect demand for the services of either company, and their associated effect on day rates, rig utilization and planned capital expenditures, adverse industry conditions, difficulty in integrating acquisitions, demand for oil and natural gas, and ability to retain management and field personnel. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the SEC filings of both companies. Copies of these filings may be obtained by contacting either company or the SEC. Free copies of the definitive proxy statement, once available, and TMBR’s other filings with the Commission may also be obtained from TMBR/Sharp by directing a request to TMBR/Sharp Drilling Inc., 4607 W. Industrial Blvd., Midland, Texas 79703, Attn: Patricia R. Elledge, telephone number (432) 699-5050.